Exhibit 10.42

OVERHEAD SHARING AGREEMENT

This Overhead Sharing Agreement (the “Agreement”), dated effective as of January 1, 2025 (the “Effective Date”), is by and between Roosevelt Investments, LP, a Texas limited partnership (“RILP”) and Roosevelt Resources, LP, a Texas limited partnership (“RRLP”) (collectively, the “Parties”).

RECITALS

The Parties share office space located at 5956 Sherry Lane, Ste. 1650, Dallas, TX 75225 (the “Office”) that is under lease by RILP, as well as IT services, office supplies, certain insurance coverages and other office overhead items necessary for the day-to-day operating of each Party's respective business (“Overhead”).

Some of the Overhead is contracted for, and paid, by RILP and others are contracted for, and paid, by RRLP. The Parties desire to share the costs associated with the Overhead as provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements, terms, conditions and covenants contained herein, the Parties hereto agree as follows:

ARTICLE 1

OVERHEAD EXPENSE REIMBURSEMENT

Reimbursement of Costs and Expenses. Each Party agrees to reimburse the other for any Overhead expenses the other Party may pay on its behalf in a given month, as follows:

•
For any expenses that are specifically for a certain Party's sole benefit, that Party will reimburse the Party who incurred the Overhead cost all of such cost.

•
For any expenses that are not specifically for a certain Party's sole benefit, but benefit both Parties, the reimbursement shall be as follows:

o
If the Overhead expense was incurred by RILP, then RRLP will reimburse RILP 90% of such costs; and
o
If the Overhead expense was incurred by RRLP, then RILP will reimburse RRLP 10% of such costs.

Invoicing and Payments. Each Party shall invoice the other for the Overhead expenses the other Party owes it, as provided for above, on each calendar month during the term of this Agreement and any such reimbursement payment shall be due and payable by the other Party within 10 days of receipt of the invoice.

ARTICLE 2 TERM; TERMINATION

This Agreement shall be effective for the period from the Effective Date until terminated by either Party upon 90 days written notice to the other Party for any reason.

ARTICLE 3 MISCELLANEOUS

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered to the other Party.

This Agreement shall be governed by and construed in accordance with the law of the State of Texas without reference to the conflict of laws provisions thereof.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, by United States mail or electronic transmission to the appropriate address as set forth below.

If to RILP:

Roosevelt Investments, LP 5956 Sherry Lane, Ste. 1650

Email: paul@rooseveltresources.com Attn. Paul Buckner, Chief Legal Officer

If to RRLP:

Roosevelt Resources, LP 5956 Sherry Lane, Ste. 1650

Email: jerrel@rooseveltresources.com

Attn. Jerrel Branson, Chief Financial Officer

or at such other address and to the attention of such other person as such Party may designate by written notice to the other Party.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, however, this Agreement may not be assigned by either Party without the consent of the other.

This Agreement may not be modified or amended except by an instrument or instruments in writing signed by all the Parties hereto. Any such Party may, only by an instrument in writing, waive compliance by another Party with any term or provision of this Agreement on the part of such other Party to be performed or complied with. The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

This Agreement is not intended to create, and shall not be construed to create, a relationship of partnership or an association for profit between RILP and RRLP.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective

Date.

ROOSEVELT INVESTMENTS, LP

By: Roosevelt Investments Management, LLC Its General Partner

By: /s/ Elliott Roosevelt, Jr.

Elliott Roosevelt, Jr.

Manager

ROOSEVELT RESOURCES, LP

By: Roosevelt Resources Management, LLC Its General Partner

By: /s/ Elliott Roosevelt, Jr.

Elliott Roosevelt, Jr.

Manager